Catalyst/MAP Global Total Return Income Fund

a series of Mutual Fund Series Trust

(the “Fund”)

Class A: TRXAX   Class C: TRXCX

July 7, 2014

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund dated November 1, 2013 and should be read in conjunction with such Prospectus and Summary Prospectus.

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The first paragraph of the sections of the Prospectus and Summary Prospectus entitled “Fund Summary - Principal Investment Strategies” and the first paragraph of the section of the Prospectus entitled “Additional Information About the Funds’ Principal Investment Strategies and Related Risks - Principal Investment Strategies” is replaced in its entirety with the paragraph below:

Normally, the Global TRI Fund invests primarily in a broad range of domestic and international, including emerging markets, fixed income and equity securities. These include debt securities, such as interest-paying bonds and convertible bonds and equity securities, such as dividend-paying common stocks. The Fund may also invest in preferred stocks and write covered calls on equities. The composition of the Fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign countries.

The following information is added to the sections of the Prospectus and Summary Prospectus entitled “Fund Summary - Principal Risks of Investing in the Fund”:

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

The following information is added to the section of the Prospectus entitled “Additional Information About the Funds’ Principal Investment Strategies and Related Risks - Principal Investment Risks”:

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.  For example, emerging markets may experience significant declines in value due to political and currency volatility.  Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

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You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information, each dated November 1, 2013, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.